SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 22, 2004

(Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

20400 Stevens Creek Boulevard, 8th Floor

Cupertino, California 95014

(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

Exhibit Number	Description
99.1	Press Release of Vyyo Inc. dated January 22, 2004, furnished in accordance with Item 12 of this current report on Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 22, 2004, Vyyo Inc. issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VYYO INC.

Date: January 22, 2004	By: /s/ Arik Levi
Arik Levi,
Chief Financial Officer

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